VIA EDGAR

March 1, 2004

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re: Kemper Investors Life Insurance Company ("KILICO") and

KILICO Variable Separate Account

("Variable Separate Account")

File No. 811-5025

Commissioners:

Attached for filing, pursuant to Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30e-2 thereunder, is the most recent annual report of the Variable Separate Account referenced above for the Power V Variable Universal Life product ("Power V"). The annual report consists of a front and back cover binding the most recent annual reports of the underlying fund options available through the Variable Separate Account for Power V. Because the most recent annual reports of the underlying funds have been or will be filed with the SEC by their respective investment managers/advisers, KILICO is filing herewith only the front and back cover prepared by KILICO and hereby incorporates by reference the annual reports of the underlying funds set forth below.

The Variable Separate Account for Power V includes the following underlying fund options:

Scudder Variable Series I (File No. 811-4257)

Scudder Variable Series II (File No. 811-5002)

American Skandia Trust (File No. 811-5186)

Fidelity Variable Insurance Products Fund (File No. 811-3329, 811-5511 and 811-7205)

Please call the undersigned at 847-874-7380 if you have any questions or comments.

Yours truly,

____________________________

Juanita M. Thomas

Attorney at Law